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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        September 22, 1998

                 (Date of earliest event reported)



                       IMMUCELL CORPORATION

      (Exact name of registrant as specified in its charter)



                              0-15507

                     (Commission file number)


     DELAWARE                                          01-0382980

(State or other jurisdiction                       (I.R.S. Employer
      of incorporation)                            Identification No.)

                        56 Evergreen Drive
                        Portland, ME 04103

       (Address of principal executive offices and zip code)

                          (207) 878-2770

       (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS

     On September 22, 1998, the Registrant issued a press release announcing negative clinical trial results of its product under development, TravelGAM{TM} bovine anti-E. COLI immunoglobulins, and other current news. The press release noted that the Company has no further development plans for this product and that, later this year, the Company intends to initiate a small study of the Company's other passive antibody product under development for humans, DiffGAM{TM} bovine anti-CLOSTRIDIUM DIFFICILE immunoglobulins, with results expected in late 1999.

     The press release announcing these results is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1  The Registrant's Press Release dated September 22, 1998.



                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMMUCELL CORPORATION


Date    SEPTEMBER 22, 1998         /S/ MICHAEL F. BRIGHAM

                                   Michael F. Brigham
                                   Chief Financial Officer, Treasurer and
                                   Secretary
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                           EXHIBIT INDEX


Exhibit                                                  Sequential
NUMBER                   DESCRIPTION                   PAGE NUMBERS(S)

  99.1              The Registrant's Press Release             4
                    Dated September 22, 1998